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EXHIBIT 99.1

         LETTER OF TRANSMITTAL

ACTIVISION BLIZZARD, INC.

OFFER FOR ALL OUTSTANDING 2.300% SENIOR NOTES DUE 2021 IN EXCHANGE FOR 2.300%
SENIOR NOTES DUE 2021 THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
AND
OFFER FOR ALL OUTSTANDING 3.400% SENIOR NOTES DUE 2026 IN EXCHANGE FOR 3.400%
SENIOR NOTES DUE 2026 THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
PURSUANT TO THE PROSPECTUS
DATED                        , 2017

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2017 (THE "EXPIRATION DATE"), UNLESS EXTENDED WITH RESPECT TO ONE OR BOTH SERIES. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

Delivery to:
Wells Fargo Bank, National Association
Exchange Agent

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402
By Facsimile:	In Person by Hand Only:
(For Eligible Institutions only): (612) 667-6282	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402
For Information or Confirmation by Telephone: (800) 344-5128

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

        The prospectus, dated                        , 2017 (the "Prospectus"), of ACTIVISION BLIZZARD, INC., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter") together constitute the Company's offer (the "Exchange Offer") to exchange:

  •
  an aggregate principal amount of up to $650,000,000 of its 2.300% Senior Notes due 2021, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), (individually a "New 2021 Note" and collectively, the "New 2021 Notes"), for a like principal amount at maturity of the Company's issued and outstanding 2.300% Senior Notes due 2021 (individually an "Old 2021 Note" and collectively, the "Old 2021 Notes") from the registered holders thereof, and

  •
  an aggregate principal amount of up to $850,000,000 of its 3.400% Senior Notes due 2026, which have been registered under the Securities Act (individually a "New 2026 Note," collectively, the "New 2026 Notes" and, collectively with the New 2021 Notes, the "New Notes"), for a like principal amount at maturity of the Company's issued and outstanding 3.400% Senior Notes due 2026 (individually an "Old 2026 Note," collectively, the "Old 2026 Notes" and, collectively with the Old 2021 Notes, the "Old Notes") from the registered holders thereof.

        Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

        For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note of the same series having a principal amount equal to the principal amount at maturity of the surrendered Old Note. The applicable series of New Notes will bear interest from the most recent date to which interest has been paid on the applicable series of Old Notes, or if no interest has been paid, from the respective date of original issuance. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

        This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF A SERIES OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW NOTES OF SUCH SERIES. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES OF A SERIES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES OF A SERIES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES OF SUCH SERIES SO TENDERED AT ANY TIME PRIOR TO THE APPLICABLE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. The term "Book-Entry Confirmation" means the confirmation of the book-entry tender of Old Notes into the Exchange Agent's account at DTC.

  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery of Old Notes, Letters of Transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Old Notes should be sent to the Company.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD 2021 NOTES

Type	Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**

2.300% Senior Notes due 2021

Total Shares:

*	Need not be completed if Old 2021 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old 2021 Notes represented by the Old 2021 Notes indicated in column 2. See Instruction 2. Old 2021 Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

DESCRIPTION OF OLD 2026 NOTES

Type	Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**

3.400% Senior Notes due 2026

Total Shares:

*	Need not be completed if Old 2026 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old 2026 Notes represented by the Old 2026 Notes indicated in column 2. See Instruction 2. Old 2026 Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number:

Transaction Code Number

        By crediting Old Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of such Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes to which this Letter relates. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it may be deemed to be an "underwriter" within the meaning of the Securities Act and that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents (i) that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any Guarantor and (iv) that the undersigned is not acting or behalf of any person or entity who could not truthfully made the statements set forth in clauses (i), (ii) and (iii) above.

        The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business; and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to this Exchange Offer as in other circumstances. If a holder of Old Notes is an affiliate of the Company or any Guarantor, or is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the staff of the Commission considers broker-dealers that acquired the Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes.

        If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it may be deemed to be an "underwriter" within the meaning of the Securities Act and that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        Because our belief that transfers of New Notes would be permitted without registration or prospectus delivery under the conditions described above is based on SEC interpretations given to other, unrelated issuers in similar exchange offers, we cannot assure you that the SEC would make a similar interpretation with respect to this Exchange Offer. We will not be responsible for or indemnify you against any liability you may incur under the Securities Act. You should consult your own legal adviser as to your ability to resell, offer for resale or otherwise transfer any New Notes issued to you in the Exchange Offer without complying with the registration and prospectus delivery requirements of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the applicable box above.

        THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX ABOVE RELATING TO THE UNDERSIGNED'S OLD NOTES AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Names(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Zip Code)

(Complete Form W-9)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(Book-Entry Transfer Facility Account Number, it applicable)

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear (s) on this Letter above or to such person or persons at an address other than shown in the boxes entitled "Description of Old 2021 Notes" and/or "Description of Old 2026 Notes" on this Letter above.

Mail New Notes and/or Old Notes to:

Name:
(Please Type or Print)

(Please Type or Print)

Address:
(Zip Code)

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

        Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

PLEASE SIGN HERE

(To be Completed by All Tendering Holders)
Complete Form W-9 Referenced in Instruction 5 Below

	,	, 2017
	,	, 2017
(Signature(s) of Owner)		(Date)

Area Code and Telephone No.:

        This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:

(including Zip Code)

Principal place of business (if different from address listed above):

Area code and Telephone No.:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

Title:

Name and Firm:

Dated:	, 2017

INSTRUCTIONS

Forming part of the terms and conditions of the Exchange Offer for the:

2.300% Senior Notes due 2021 in exchange for 2.300% Senior Notes due 2021 that have been registered under the Securities Act of 1933, as amended,

and

3.400% Senior Notes due 2026 in exchange for 3.400% Senior Notes due 2026 that have been registered under the Securities Act of 1933, as amended

Pursuant to the Prospectus
Dated                        , 2017

1.     DELIVERY OF THIS LETTER AND NOTES.

        This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that the Company may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmations, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at one of the addresses set forth herein prior to the applicable Expiration Date. Old Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the applicable Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the applicable Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2.     PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

        If less than all of the Old Notes of a particular series evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the applicable box above entitled "Description of Old 2021 Notes—Principal Amount Tendered" and/or "Description of Old 2026 Notes—Principal Amount Tendered." A newly reissued certificate for the Old Notes submitted but not tendered will be sent to such holder, unless otherwise provided in the appropriate box on this Letter, as soon as practicable after the applicable Expiration Date. All of the Old Notes of a particular series delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old Notes without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

        If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s).

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the exchange offer, includes any participant in DTC's system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.     TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

        Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is generally such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate, currently 28%, upon the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each tendering holder must either timely provide such holder's correct TIN by completing a Form W-9 (available from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov), or otherwise establish a basis for exemption from backup withholding. To preclude backup withholding by using Form W-9, the holder must certify that it is a U.S. person (as defined in such form), certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

        Exempt holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write the appropriate exempt payee code on Form W-9. See Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must timely submit a completed Form W-8BEN or W-8BEN-E ("Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting") or other applicable Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov.

6.     TRANSFER TAXES.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer of a particular series. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.     WAIVER OF CONDITIONS.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus with respect to one or both series.

8.     NO CONDITIONAL TENDERS; DEFECTS.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Company, the Subsidiary Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

9.     MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

10.   WITHDRAWAL RIGHTS.

        Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the applicable Expiration Date.

        For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Any such notice of withdrawal must specify: (i) the name of the person having tendered the Old Notes to be withdrawn; (ii) the Old Notes to be withdrawn (including the principal amount of such Old Notes); (iii) a statement that such person is withdrawing its election to have the Old Notes exchanged; and (iv) where certificates for Old Notes have been transmitted, the name in which such Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes of such series have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer of a particular series and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer—Book-Entry Transfers" section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer of a particular series. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the applicable Expiration Date.

11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at one of the addresses and telephone numbers indicated above.

        Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:
Wells Fargo Bank, National Association
By Registered or Certified Mail:	By Regular Mail or Overnight Courier:
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402
By Facsimile:	In Person by Hand Only:
(For Eligible Institutions only): (612) 667-6282	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402
For Information or Confirmation by Telephone: (800) 344-5128

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  EXHIBIT 99.1